                                                                  EXHIBIT 10.9.1


                                                            Issued July __, 1999

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR SUCH STATE LAWS.

THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.

                                                        Void after July __, 2004


                             COMMTOUCH SOFTWARE LTD.

               WARRANT TO PURCHASE UP TO 1,136,000 ORDINARY SHARES

                                   ----------

THIS CERTIFIES THAT, for value received, Go2Net, Inc., a Delaware corporation, or its permitted assigns, is entitled at any time prior to expiration of this Warrant to subscribe for and purchase up to 1,136,000 shares of the fully paid and nonassessable ordinary shares, nominal value NIS 0.05, of CommTouch Software Ltd., an Israeli company (the "Company"), at the price of $12.80 per share (such price and such other price as may result, from time to time, from the adjustments specified in paragraph 4 or 5 hereof are collectively referred to herein as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, "Shares" shall mean the ordinary shares of the Company; "Warrant Shares" shall mean the Shares issued or issuable upon exercise of the Warrants; and "Date of Grant" shall mean July __, 1999.

1.         TERM.

This Warrant is exercisable, in whole or in part, at any time and from time to time on and after the Date of Grant through July __, 2004.

2.         METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

(a) The purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and (i) by the payment to the

Company, by check, of an amount equal to the then applicable Warrant Price per Share multiplied by the number of Shares then being purchased, or (ii) on or after the date on which the Shares become publicly traded or in conjunction with a Merger or Consolidation, by surrender of the right to receive upon exercise hereof a number of the Shares that have a value (as determined below) equal to the Warrant Price of the Shares with respect to which this Warrant is being exercised, in which case the number of Shares to be issued to the holder upon such exercise shall be computed using the following formula:

X = Y(A-B)
    ------
      A

Where:

X = the number of Shares to be issued to the holder.

Y = the number of Shares with respect to which this Warrant is being exercised. A = the fair market value of one Share.
B = the Warrant Price.

As used herein, "Merger or Consolidation" shall mean the merger or consolidation of the Company into or with an unaffiliated entity in which the shareholders of the Company shall own less than 50% of the voting securities of the surviving entity; or the sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company to an unaffiliated entity.

(b) As used herein, "fair market value of one Share" shall mean, as of any date, the value of a Share determined as follows:

                     (i) In conjunction with a Merger or Consolidation, the "fair market value of one Share" shall be the value received by the holders of the Shares pursuant to such transaction for each Share, and such purchase shall be effective upon the closing of such transaction, subject to the due, proper and prior surrender of this Warrant; provided, however, that should such Merger or Consolidation not be consummated, the Company shall refund to the holder the Warrant Price and the holder may exercise the purchase right represented by this Warrant, in whole or in part, at any time and from time to time during the remainder of its term.

                     (ii) After the initial underwritten public offering of the Shares pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act"), fair market value of one Share shall mean (i) if the Shares are listed on a national stock exchange or the Nasdaq National Market, the average of the closing prices for the five trading days immediately prior to the date of determination, or (ii) if the Shares are not so listed, the average of the closing bid and asked prices in the over-the-counter market as furnished by a national quotation service or the principal broker making a market in the Shares for the five trading days immediately prior to the date of the determination.

(c) In the event of any exercise of the purchase right represented by this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof within five days of the effective date of such purchase and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the securities, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such five-day period. Upon the effective date of such purchase, the holder shall be deemed to be the holder of record of the securities, notwithstanding that certificates representing the securities shall not then be actually delivered to such holder or that such securities are not then set forth on the stock transfer books of the Company.

(d) The holder of this Warrant agrees to use commercially reasonable best efforts to exercise this Warrant in such manner as to avoid becoming, as a result of such exercise, a 10% or greater shareholder of the Company and shall reasonably cooperate with the Company so as to minimize adverse Israeli tax consequences.

3.         SHARES FULLY PAID; RESERVATION OF SHARES.

All securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the rights represented by this Warrant.

4.         ANTI-DILUTION.

The maximum number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price shall be adjusted if any of the following events occur before the holder's exercise of this Warrant:

(a) Shares, Convertible Securities, Options and Rights. If at any time the Company shall issue or sell any Shares or any rights, options, warrants or other securities (other than option granted and Shares issued to employees, officers, directors or consultants of the Company, in each case pursuant to any compensatory or stock option plan approved by the shareholders of the Company ("Employee Options")) entitling the holders thereof to purchase Shares or convert such securities into Shares at a price per Share, determined by dividing:

                     (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such rights, options, warrants or other securities plus the total amount if any, payable to the Company upon exercise or conversion thereof (the "Total Consideration") by

                     (ii) the number of additional Shares issuable upon exercise or conversion of such securities, which is less than the Warrant Price in effect on the date of such issuance or sale, the Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing:

                     (i) the sum of (A) the number of Shares outstanding (on a fully diluted basis) on the date of such issuance or sale multiplied by the Warrant Price in effect immediately prior thereto plus (B) the Total Consideration by

                     (ii) the number of Shares outstanding (on a fully diluted basis) on the date of such issuance or sale plus the maximum number of additional Shares issuable upon exercise or conversion of such securities.

Simultaneously with all adjustments to the number and/or kind of securities, property and cash to be issued in connection with any such issuance, sale or conversion, the Warrant Price will also be appropriately adjusted so that at all times the holder hereof will not pay more than the aggregate purchase price to exercise this Warrant in full immediately after such adjustment as such holder would have had to pay immediately prior to such adjustment.

(b)        Distributions, Share Dividends and Splits.

                     (i) In case the Company declares a dividend or other distribution payable in Shares or subdivides its Shares into a greater number of Shares, the Warrant Price in effect immediately prior to such declaration or subdivision shall be proportionately decreased and the number and kind of Shares purchasable upon exercise of this Warrant shall be adjusted so that the holder thereof shall be entitled to receive the kind and number of shares or the other securities of the Company that the holder would have owned or have been entitled to receive after the happening of any of the events described in this paragraph (b)(i) had the Warrant Shares been issued immediately prior to the happening of such event or any record date with respect thereto.

                     (ii) In case the Company shall distribute to the holders of Shares (A) securities, (B) property, other than cash, or (C) cash, without fair payment therefor, then, and in each such case, the holder upon exercise hereof shall be entitled to receive such securities, property and cash which such holder would have received had such holder been the holder of record of the Shares as of the record date for any such distribution, subject, however, to such holder agreeing to any conditions to such distribution as were required of all other holders of Shares in connection with such distribution.

                     (iii) If the securities to be distributed by the Company to persons other than the holder of this Warrant involve rights, warrants, options, or any other form of convertible securities and the right to exercise or convert such securities would expire in accordance with its terms prior to the exercise of this Warrant, and without the exchange of any such rights, warrants or options, then the terms of such securities shall provide that such exercise or convertibility shall remain in effect until 30 days after the date the holder of this Warrant becomes a holder of Shares pursuant to the exercise hereof.

                     (iv) An adjustment made pursuant to this paragraph (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become immediately effective after the effective date in the case of a subdivision, combination or issuance. If, as a result of an adjustment made pursuant to this paragraph (b), the holder after exercise shall become entitled to receive shares of two or more classes of capital stock or Shares and any other class of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and shall be described in a written notice to the holder promptly after such adjustment) shall determine the allocation of the adjusted Warrant Price between or among shares of such classes of capital stock or Shares and such other classes of capital stock.

(c) Consideration. In case the Company shall issue its Shares for a consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the lesser of (i) the fair market value on the issue date of the Shares so issued by the Company, as determined in good faith by the Board of Directors of the Company, less any cash consideration, or (ii) the fair market value of such consideration as determined in good faith by the Board of Directors of the Company.

(d) Record Date. In case the Company shall take a record of the holders of its Shares for the purpose of determining holders entitled (i) to receive a dividend or other distribution payable in Shares, or (ii) to subscribe for or purchase Shares, then such record date shall be considered to be the date of the issue or sale of the Shares related to such dividend or distribution or the date as of which such Shares are deemed to have been issued upon the granting of such right of subscription or purchase.

(e) Stock Combinations. In case the Company shall combine all of the outstanding Shares into a smaller number of Shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.

(f) Reorganizations. If any reorganization or reclassification of the capital stock of the Company shall be effected, or if the Company shall merge with another entity or shall sell all or substantially all of its assets, then, as a condition of such reorganization, reclassification, merger or sale, lawful and adequate provision shall be made whereby each holder of this Warrant shall thereafter have the right to receive upon exercise of this Warrant such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Shares immediately theretofore issuable upon exercise of this Warrant had such reorganization, reclassification, merger or sale not taken place; and in any such case appropriate provisions shall be made with respect to the rights and interests of each holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the Warrant Price and of the number of Shares issuable upon exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such reorganization, reclassification, merger or sale unless prior to or simultaneously with the consummation thereof the successor Company (if other than the Company) resulting from such consolidation or merger or the Company purchasing such assets shall assume by a written instrument executed and mailed by registered mail, postage prepaid, or delivered to each registered holder of this Warrant at the last address of such holder appearing on the Company's records the obligation of the Company to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to upon exercise of this Warrant. The provisions of this paragraph (f) shall similarly apply to successive transactions of the types described herein.

(g) Notice of Adjustment. Upon each adjustment of the Warrant Price, the Company shall give prompt written notice thereof addressed to each registered holder at the address of such holder as shown on the Company's records, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares issuable upon exercise hereof, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(h) Fractional Shares. No fractional Warrant Shares shall be issued upon the exercise hereof. Upon exercise by any holder, such holder shall be entitled to receive the aggregate full number of Shares which the holder may receive upon exercise and in lieu of any fractional Share otherwise issuable, an amount equal to such fractional Warrant Share multiplied by the then fair market value of one Share shall be paid by the Company in cash to such holder.

(i)        Notice of Capital Changes. If at any time:

                     (i) the Company shall declare any dividend or distribution (other than a cash dividend) payable to the holders of its Shares;

                     (ii) the Company shall offer for subscription pro rata to the holders of Shares any additional shares of stock of any class or other rights;

                     (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another Company or business organization;

                     (iv) there shall be any issuance of securities convertible into, or rights or warrants to purchase, securities of the Company (other than Employee Options); or

                     (v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give the holder written notice by registered mail, postage prepaid, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining shareholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holder may exercise this Warrant such that the Warrant Shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange the Warrant Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least 15 days prior to the transaction in question and not less than 10 days prior to the record date in respect thereto.

The adjustment to the number of Shares issuable upon the exercise hereof and the adjustments to the Warrant Price described in this Section 4 shall be made each time any event listed in this Section 4 occurs. The Warrant Price may also be adjusted pursuant to Section 5(f).

If the Company takes any action affecting its Shares after the date hereof that would be covered by this Section 4 but for the manner in which such action is taken or structured, other than an action described in this Section 4, which would in any way diminish the value of this Warrant or the Warrant Shares, then there shall be an adjustment as to the Shares purchasable therefor and the Warrant Price payable thereunder in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

5.         COMPLIANCE WITH SECURITIES ACT; RESTRICTIONS ON TRANSFER.

(a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise of this Warrant are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any Shares purchasable upon exercise of this Warrant except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the holder hereof shall confirm in writing, in a form of Exhibit B, that the securities so purchased are being acquired for investment and not with a view toward distribution or resale. In addition, the holder shall provide such additional information regarding such holder's financial and investment background as the Company may reasonably request. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

By accepting this Warrant, the holder makes the representations and warranties set forth on Exhibit C attached hereto.

(b)        Restriction on Transfer of Warrant and Warrant Shares.

           (i) This Warrant and the Warrant Shares are subject to an agreement by which the holder agrees not to transfer any ordinary shares of the Company held by it for a period of 180 days from the date of the Warrant.

           (ii) This Warrant shall be registered on the books of the Company which shall be kept for that purpose, and shall be transferable in whole or in part on such books by the holder in person or by duly authorized attorney, and only in compliance with paragraph (iii) below.

           (iii) Notwithstanding subsection (i) above, the holder may transfer this Warrant to (a) any person or persons who are successors in interest to substantially all the business or assets of the holder and (b) any person which owns 10% or more of the outstanding voting securities of the holder and is either a qualified institutional buyer as defined in SEC Rule 144A or an accredited investor as defined in SEC Rule 501. Upon surrender of this Warrant to the Company by the holder, the Company shall, within ten (10) business days thereafter, issue to the transferee or transferees one or more new Warrants (containing the same terms and conditions as this Warrant) evidencing the transferee(s) right or rights to subscribe for all or part of the Warrant Shares. In the event of any such transfer, the transferee(s) shall be subject to the terms of such Warrant to the same effect as was the original holder.

(c) Stop-Transfer Notices. In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d) Refusal to Transfer. The Company shall not be required (i) to transfer on its books the Warrant or any securities that have been sold or otherwise transferred in violation of any of the provisions of this Warrant or (ii) to treat as owner of such securities or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(e) Inspection. The Company shall permit the holder of this Warrant, at the holder's expense, to examine the Company's books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the holder, provided, however, that the Company shall not be obligated to provide access to any information which it reasonably considers to be trade secret or similar confidential information.,

(f) Registration Rights; Price Adjustment. This Warrant is subject to a separate Registration Rights Agreement dated the date hereof by which the Company has agreed to file, as soon as practicable and in no event later than 180 days from the date hereof, a registration statement with respect to the Warrant, the Warrant Shares and the Shares acquired by Go2Net, Inc. and Vulcan Ventures

Incorporated under a Share Purchase Agreement dated the date hereof with the Company. If the registration statement is not effective on or before 180 days following the Date of Grant, the Warrant Price shall be reduced from $12.80 to $10.51, subject to any adjustments under Section 4.

6.         RIGHTS OF SHAREHOLDERS.

No holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends until the Warrant or Warrants shall have been exercised and the Shares shall have become deliverable, as provided herein.

7.         GOVERNING LAW.

The terms and conditions of this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

8.         MISCELLANEOUS.

The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail or recognized commercial courier service, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.


July __, 1999                           COMMTOUCH SOFTWARE LTD.


                                        ________________________________________
                                        Gideon Mantel, Chief Executive Officer

                                    EXHIBIT A
                               NOTICE OF EXERCISE

TO:        COMMTOUCH SOFTWARE LTD.

1. The undersigned hereby elects to purchase ___________ Shares of CommTouch Software Ltd. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

                        _________________________________
                                     (Name)
                        _________________________________
                        _________________________________
                                    (Address)

3. The undersigned has reviewed, signed and enclosed an Investment Representation Statement in the form attached as Exhibit B to the Warrant.

                                             ___________________________________
                                             Name of Warrantholder

                                             ___________________________________
                                             Signature of Authorized Signatory

                                             ___________________________________
                                             Print Name and Title

                                             ___________________________________
                                             Date

                                    EXHIBIT B
                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER:

COMPANY:             COMMTOUCH SOFTWARE LTD.

SECURITY:            ORDINARY SHARES

AMOUNT:

DATE:

In connection with the purchase of the above-listed securities (the "SECURITIES"), the undersigned, the Purchaser, represents to the Company the following:

                     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("SECURITIES ACT").

                     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities except as set forth in the Registration Rights Agreement. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                     (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

                     (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

                     (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                             ___________________________________
                                             Name of Purchaser

                                             ___________________________________
                                             Signature of Authorized Signatory

                                             ___________________________________
                                             Print Name and Title

                                             ___________________________________
                                             Date

                                  EXHIBIT C TO
   COMMTOUCH SOFTWARE LTD. WARRANT TO PURCHASE UP TO 1,136,000 ORDINARY SHARES

REPRESENTATIONS AND WARRANTIES OF THE INITIAL HOLDER.

                     Go2Net as the initial holder of the Warrant makes the following representations and warranties with respect to this Warrant:

                     (a) INVESTMENT INTENT. The holder hereby represents and warrants to the Company that it is a "qualified institutional buyer" as defined in SEC Rule 144A, because in the aggregate it owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it; for purposes of this representation, securities shall exclude bank deposit notes and certificates of deposits; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency; interest rate and commodity swaps.

                     (b) AUTHORIZATION. The holder hereby represents that its acceptance of this Warrant has been authorized on its behalf by all appropriate limited liability company, corporate or partnership action.

                     (c) ENFORCEABILITY. The holder hereby represents that it has full legal power to accept this Warrant and that its acceptance of this Warrant will result in legally binding obligations of the holder enforceable against it in accordance with the terms and provisions hereof except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent of any indemnification provisions contained in any applicable Registration Rights Agreement may be limited by applicable federal or state securities laws.

                     (d) EXEMPTION. The holder understands and has been advised by legal counsel of its choosing, on whom it has relied for this purpose, that the Warrant and the Warrant Shares have not been registered under the Securities Act on the grounds that the grant of the Warrant and the issuance of securities hereunder are exempt from registration under the Securities Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the holder's representations set forth herein and in a separate Investment Representation Certificate.

                     (e) EXPERIENCE. The holder represents that it is experienced in evaluating and investing in early-stage companies such as the Company, is familiar with the risks associated with the business and operations of early-stage companies, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its or his investment. The holder represents that it has had, during the course of the transaction and prior to its acceptance of the Warrant and purchase of the Warrant Shares, the opportunity to request information from and ask questions of the Company and its officers, employees and agents, concerning the Company, its assets, business and operations and to receive information and answers to such requests and questions, and that the holder has reviewed the Company's preliminary prospectus dated June 3, 1999 to obtain current information about the Company.

                     (f) RESTRICTIONS ON RESALE. The holder understands, and has been advised by legal counsel of its choosing, on whom it has relied for this purpose, that the Warrant Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Warrant Shares or an available exemption from registration under the Securities Act, the Warrant Shares must be held indefinitely. The holder agrees that in no event will it make a transfer or disposition of any of the Warrant Shares (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, the holder shall have furnished to the Company at the holder's expense or its transferee, an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer may be made without registration under the Securities Act. Nothing in this Exhibit C shall impair any rights of the holder under any Registration Rights Agreement applicable to the Warrant or the Warrant Shares or both.